Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Alabama Acquisition
Transaction Adds Five Hot-Mix Asphalt Plants Serving Southwest Alabama
DOTHAN, AL, February 3, 2025 – Construction Partners, Inc. (NASDAQ: ROAD) (the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Mobile Asphalt Company LLC, an asphalt manufacturing and paving company headquartered near Mobile, Alabama. In connection with the transaction, the Company added five hot-mix asphalt plants and related crews and equipment serving the greater Mobile and southwestern Alabama market areas.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “Today’s transaction represents a significant expansion of our presence in the Mobile metro area and the surrounding southwestern Alabama markets following our initial entry into the market last September with our acquisition of John G. Walton Construction Company. We believe Mobile Asphalt Company’s strategically located plants and experienced crews will complement our existing operations in the area while benefiting from the heightened economic activity driven by the Port of Mobile and development along Alabama’s Gulf Coast, which is one of the fastest-growing areas of the state. We expect this business to continue operating as a new branded division of our Alabama platform company, Wiregrass Construction Company, under its Mobile Asphalt Company name, honoring the legacy of quality workmanship that the Mobile Asphalt Company name has come to represent.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, the Company focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600